UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: February 22, 2011

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	93-1301885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank, 3rd Floor Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 992-2907

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2011, ImmunoCellular Therapeutics, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 41 investors (the “Investors”) for the private placement of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and warrants to purchase Common Stock (the “Financing Transaction”), at a purchase price of $1.55 per unit, with each unit comprised of one share of Common Stock (a “Share”) and a warrant (an “Investor Warrant”) to purchase one-half share of Common Stock. In connection with the Financing Transaction, at or prior to the closing of the Financing Transaction (the “Closing”), the Company will enter into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company will file a registration statement related to the Financing Transaction with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares that will be issued to the Investors under the Purchase Agreement and the shares of Common Stock that will be issued to the Investors upon exercise of the Investor Warrants. Summer Street Research Partners and Dawson James Securities, Inc. (collectively, the “Placement Agents”) served as the placement agents for the Company in the Financing Transaction.

At the Closing, the Company will sell to the Investors an aggregate of 5,219,768 Shares and Investor Warrants to purchase up to 2,609,883 shares of Common Stock (the “Warrant Shares”) for aggregate gross proceeds as of the Closing of $8,090,644. Each Investor Warrant, exercisable for five years from the Closing, has an exercise price of $2.25 per share, subject to adjustment as provided therein. The Shares, the Investor Warrants and the Warrant Shares are sometimes referred to herein individually and collectively as the “Securities.” As a result of the Financing Transaction, the Company at the Closing will be obligated to issue to the Placement Agents warrants to purchase up to 208,790 shares of Common Stock (the “Placement Agent Warrants”) on the same terms and conditions as the Investor Warrants and to pay a commission of $566,345 to the Placement Agents as well as certain of their expenses.

The following is a brief summary of the Purchase Agreement, the Registration Rights Agreement and the Investor Warrants and the Placement Agent Warrant, which are qualified in their entirety by reference to the full text of such documents.

The Purchase Agreement

Each Investor represents in the Purchase Agreement that it understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that, accordingly, they will not be fully transferable, except pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchase Agreement also contains representations and warranties by the Company and the Investors, covenants of the Company and the Investors (including restrictions on the issuance of Company securities for a specified period following the Closing and indemnification from the Company in the event of breaches of its representations and warranties) and closing conditions, all customary for transactions of this type. The Purchase Agreement also grants the Investors the right to participate in certain offerings effected by the Company during the one-year period from the Closing.

A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company will be required to prepare and file a registration statement (the “Registration Statement”) with the SEC under the Securities Act covering the resale of the Shares and Warrant Shares to be issued to the Investors as well as the Common Stock underlying the Placement Agent Warrants, by no later than April 5, 2011 (the “Filing Deadline”). The Company will be required to use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. Pursuant to the Registration Rights Agreement, if (i) the Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the Registration Statement is not declared effective by the SEC on or prior to the 90th day after the Closing (or 120th days after the Closing if the SEC determines to review the Registration Statement), or (iii) fails to continuously maintain the effectiveness of the Registration Statement (with certain permitted exceptions), the Company will incur certain liquidated damages to the Investors. The Registration Rights Agreement will also contain mutual indemnifications by the Company and each Investor customary for transactions of this type.

A form of the Registration Rights Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Warrants

The Investor Warrants may be exercised, in full or in part, at any time prior to the fifth anniversary of their issuance, at an exercise price of $2.25 per share. The Investor Warrants also contain certain adjustments that may be made to the exercise price and number of shares issuable upon exercise of the Investor Warrants due to future corporate events or otherwise, customary for transactions of this type. In the case of certain fundamental transactions affecting the Company, the holders of the Investor Warrants will have the right to elect a cash payment in exchange for their then outstanding warrants in an amount equal to the Black-Scholes value of those warrants. The Investor Warrants contain a “cashless exercise” feature that allows the Investors to exercise such Investor Warrants without a cash payment to the Company if, on any exercise date, there is not an effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Investors.

A form of the Investor Warrant is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The discussion under this “Investor Warrants” section also applies to the Placement Agent Warrants, which have the same terms as those of the Investor Warrants.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above regarding the Financing Transaction is incorporated herein by reference.

The Securities offered and sold under the Purchase Agreement to the Investors were offered and will be sold in reliance upon exemptions from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Purchase Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors did not acquire the Securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are “accredited investors” (as defined by Rule 501 under the Securities Act). The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available.

Item 8.01	Other Events.

On February 23, 2011, the Company issued a press release that details the execution of the Purchase Agreement. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at the Company’s internet address into this Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Form of Warrant issued to investors

10.1	Purchase Agreement, dated as of February 22, 2011, by and between the Company and each investor named therein

10.2	Registration Rights Agreement, dated as of February 22, 2011, by and among the Company and the investors named therein

99.1	Press release, dated February 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2011	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ Manish Singh
		Name:	Manish Singh, Ph.D.
		Title:	President and Chief Executive Officer